UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 JUNE 23, 1998
                                 -------------
                       (Date of earliest event reported)


                  LABORATORY CORPORATION OF AMERICA HOLDINGS
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)


               DELAWARE              1-11353             13-3757370
               --------              -------             ----------
           (State or other         (Commission         (IRS Employer
           jurisdiction of         File Number)        Identification
           incorporation)                              Number)


            358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
            -------------------------------------------------------
                   (Address of principal executive offices)

                                 336-229-1127
                                 ------------
             (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On June 23, 1998, the Company issued a press release announcing that it has signed two separate laboratory service agreements collectively covering more than 1,500,000 Florida members of the two plans. The first is a multi-year agreement with Health Options, Inc., Blue Cross and Blue Shield of Florida's health maintenance organization, and the second is an agreement to become a provider of laboratory services to Florida members of Humana Medical Plans, Inc., a subsidiary of Humana, Inc.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

 (c)  Exhibit
      20  Press release of the Company dated June 23, 1998.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    LABORATORY CORPORATION OF AMERICA HOLDINGS
                    ------------------------------------------
                                   (Registrant)

                         By:/s/ BRADFORD T. SMITH
                            ------------------------------
                                Bradford T. Smith
                                Executive Vice President,
                                General Counsel, Secretary
                                and Compliance Officer



Date: July 7, 1998
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